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                                                              EXHIBIT 99.(11)(b)

[DELOITTE & TOUCHE LLP LETTERHEAD]


INDEPENDENT AUDITORS' CONSENT

We consent to the reference to us under the heading "Independent Accountants" in this Post-Effective Amendment No. 25 to the Registration Statement (No. 33-2697) on Form N-1A for the STATE STREET RESEARCH INCOME TRUST.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
July 28, 2003